As filed with the Securities and Exchange Commission on January 2, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007 – October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2008

Brown Advisory Flexible Value Fund

The views in the shareholder letter were those of the Fund’s investment advisor, Brown Advisory, Inc. as of October 31, 2008 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

BROWN ADVISORY FLEXIBLE VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

Dear Shareholder:

For the fiscal year ended October 31, 2008, the Brown Advisory Flexible Value Fund (the “Fund”) returned –40.37% (Institutional Shares). For the same period, the S&P 500 Index1 returned –36.10%. The Fund’s return reflects the extraordinary market environment. We are extremely disappointed in the Fund’s recent performance but we remain positive in our outlook. While our optimism noted six months ago in our prior report to shareholders may have been premature, we have been correct in assuming that there would be a strong government response to the problems in our financial system. We believe that these actions will eventually facilitate improvement.

This has been a remarkable period in U.S. financial markets. Major financial firms have disappeared or required government backing. Market indices of all types have declined sharply. Credit spreads in the bond markets are at record wide. There is disarray on many financial fronts. Not surprisingly, the mood of investors is uncertain and fearful. In short, the financial world is a mess and its problems have spread to the economy.

The economy will likely continue to be challenging for some time, though not indefinitely. We are fortunate that our economy has an underlying fluidity that allows it to adjust to change and the dynamism to grow over time. Warren Buffett summed it up well recently saying that the economy is likely to be challenging for at least the next five months, but not the next five years. In the near term, it is extremely important for the government to continue to act to help restore trust in the credit markets such that the near-term economic challenges we face do not lengthen and worsen. Some of the recent efforts by the government are beginning to show small signs of progress.

With respect to the specific holdings that impacted the Fund’s performance during the fiscal period, Kinder Morgan Management, LLC, the energy pipeline and storage company, Burlington Northern Santa Fe Corp., the railroad company, and Wells Fargo & Co., a bank and financial services company, were the strongest contributors to the Fund’s returns. These companies’ stocks had positive returns for the prior twelve months and therefore significantly outperformed the market. All three have excellent management, good business fundamentals and strong competitive positions.

Investment Concerns:

•

Stock values are affected by activities specific to a company and general market conditions. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The market may not recognize what the Advisor believes to be the true value of securities held by the Fund.

•

Securities of smaller and mid-sized companies may be more volatile and as a result, their price may decline more in response to selling pressure and they may be more difficult to liquidate during market down turns than securities of larger companies.

•

Investments in securities of foreign issuers may entail certain risks not associated with investments in domestic securities, such as adverse effects from fluctuations in currency exchange rates, political instability and relatively illiquid markets.

[1]	The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded larger capitalization stocks. One cannot invest directly in an index.

BROWN ADVISORY FLEXIBLE VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

The largest performance detractors to the Fund included First Marblehead, Coventry Health Care, Inc. and WellPoint, Inc. First Marblehead, as a securitizer and servicer of higher education student loans, is highly dependent upon the securitization market. This market has been negatively impacted by the credit crisis. We eliminated the shares from the Fund because of the change in the company’s prospects.

Coventry Health Care, Inc. and WellPoint, Inc. both managed care providers, declined in the period as their earnings fell short of investors’ expectations. Also, contributing to the decline is the investor uncertainty regarding how health care companies may fare in the current political environment. These concerns have resulted in very inexpensive price/earnings2 valuations for the companies. We believe that in time the above-average business and financial characteristics of the companies will be rewarded with higher valuations.

Long-Term Outlook

Despite the obvious economic challenges and credit system fragility, we believe equities today are extremely attractive long-term investments. We draw this conclusion from several indicators. First, valuation levels of stocks relative to alternatives are attractive. For example, the dividend yields on stocks relative to long-term government bonds are near 35 year highs with stocks near 3% on the S&P 500 and 10 year Treasury bonds near 3.75%. Dividends in the aggregate, unlike earnings, have been very stable over prior recessions. Second, investor sentiment is very low and we believe markets have overshot on the downside. For investor sentiment we often look at the ratio of new 52 week high prices to 52 week low prices. On Friday October 24, this ratio was 94 to 1. There were 1125 new lows and 12 new highs. Ten of the new highs were actually exchange traded short funds and the other 2 were exchange traded Japanese Yen funds, so effectively there were zero new highs reflecting the heavy declines in the market. Investors could find very little to feel good about. Third, 10 year returns on equities are at a low point compared to historical range highs and lows. Low returns over a long period have historically set the stage for higher returns in the subsequent periods.

In challenging markets like those recently, we have two choices for the capital you have entrusted to us.

1)	We can hold a large cash balance for protection against further declines. Such a choice can be wrong for several reasons. First, it may override your own asset allocation decision to invest in an equity fund. Second, there is great risk of missing the rapid and sharp gains that are typical following the point of maximum pessimism. Third, if we truly believe stocks are good investments today – and we do – holding cash instead of investing it would suggest that we think we can predict the near-term direction of the market to stay out when it’s going down and get in before it goes back up. We can’t.

2)	We can invest for the long-term in a balanced portfolio of companies that we believe will survive the present challenges to thrive later and which are relatively cheap right now. Rather than trying to guess the winds of the market, we can swallow some of our anxiety over the economy and diligently identify well-positioned and conservatively financed companies selling at bargain prices. These companies may continue to earn money in tough times and emerge stronger with less competition as the economy improves. (There can be no guarantee of success with any strategy. All investing involves risk, including the loss of principal.)

[2]	Price to earnings ratio is the value of a company’s stock price relative to company earnings.

BROWN ADVISORY FLEXIBLE VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

We have chosen the second alternative. In doing so we are following Warren Buffett’s wise counsel to be greedy when others are fearful. In this regard, we would direct you to read Warren Buffett’s editorial in the October 17, 2008 New York Times entitled “Buy American. I am.”

Closing Comments

This is our first report to our shareholders with our new Fund name. Formerly, the Fund was called the “Flag Investors – Equity Opportunity Fund”. This change is the result of the business combination of Alex. Brown Investment Management (“ABIM”) with Brown Investment Advisory Incorporated (“Brown Advisory”). There is no change to the investment objective, investment style or portfolio management of the Fund. Going forward, ABIM will be known as the “Flexible Value” group within Brown Advisory, thus the reason for the Fund’s new name.

We appreciate the confidence that you have placed in us. Please note that we are not only managers of the Fund but are also meaningful shareholders of the Fund. We remind you that we do not intend to do anything with your money that we would not do with our own.

Respectfully submitted,

Hobart C. Buppert, II

R. Hutchings Vernon

Nina K. Yudell

The “flexible value” strategy does not attempt to label a stock as value or growth because we believe that growth is an integral part of the value equation. We may invest in traditional value stocks as well as the stocks of companies with high growth rates. We look for common stocks that may be undervalued based on characteristics such as earnings, dividends, cash flow or asset values. We consider other factors such as earnings growth, industry position, the quality of management and management’s focus on creating shareholder value.

BROWN ADVISORY FLEXIBLE VALUE FUND

PERFORMANCE CHART AND ANALYSIS

OCTOBER 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 10/31/08	One Year	Since Inception (11/30/06)
A Shares (with sales charge)[1]	(43.38)%	(27.72)%
Institutional Shares	(40.37)%	(22.08)%
S&P 500 Index	(36.10)%	(15.84)%

	A Shares	Institutional Shares
Gross Expense Ratio[3]	12.67%	5.06%
Net Expense Ratio[3]	1.35%	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (888) 767-3524.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through November 13, 2008. Without these waivers, performance would have been lower.

[1]	The inception date for A shares is January 24, 2007.
[2]	Reflects the deduction of the maximum front-end sales load of 4.75%.
[3]	Per the Fund’s prospectus dated March 1, 2008. Additional information pertaining the Fund’s expense ratios as of October 31, 2008 can be found in the Financial Highlights.

BROWN ADVISORY FLEXIBLE VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2008

Shares	Security Description	Value
Common Stock – 95.2%
Consumer Discretionary – 16.0%
18,750	American Eagle Outfitters, Inc.	$208,500
5,300	AutoNation, Inc. (a)	36,411
14,000	Carmax, Inc. (a)	148,680
23,350	Comcast Corp., Class A	367,996
17,800	Lowe’s Cos., Inc.	386,260
11,400	Scripps Networks Interactive, Inc., Class A	323,760
16,000	Staples, Inc.	310,880
9,300	TJX Cos., Inc.	248,868
14,000	WABCO Holdings, Inc.	257,180
19,700	Walt Disney Co.	510,230

		2,798,765

Consumer Staples – 5.8%
6,400	Costco Wholesale Corp.	364,864
13,600	Kraft Foods, Inc.	396,304
4,500	PepsiCo, Inc.	256,545

		1,017,713

Energy – 13.7%
2,500	Devon Energy Corp.	202,150
7,200	Exxon Mobil Corp.	533,664
14,365	Kinder Morgan Management, LLC (a)	717,532
36,500	Magellan Midstream Holdings, LP	705,910
4,300	Occidental Petroleum Corp.	238,822

		2,398,078

Financials – 21.4%
11,800	American Express Co.	324,500
17,200	Bank of New York Mellon Corp.	560,720
225	Berkshire Hathaway, Inc., Class B (a)	864,000
6,500	First American Corp.	132,665
4,500	Franklin Resources, Inc.	306,000
2,800	M&T Bank Corp.	227,080
6,000	Moody’s Corp.	153,600
9,400	Paychex, Inc.	268,276
9,700	Prudential Financial, Inc.	291,000
5,183	T Rowe Price Group, Inc.	204,936
12,000	Wells Fargo & Co.	408,600

		3,741,377

Health Care – 7.2%
16,000	Coventry Health Care, Inc. (a)	211,040
2,100	Johnson & Johnson	128,814
11,800	Merck & Co., Inc.	365,210
14,000	WellPoint, Inc. (a)	544,180

		1,249,244

Shares	Security Description	Value
Industrials – 12.7%
5,900	Burlington Northern Santa Fe Corp.	$525,454
10,000	Canadian National Railway Co.	432,600
4,000	Danaher Corp.	236,960
23,000	Flextronics International, Ltd. (a)	96,140
19,300	General Electric Co.	376,543
7,800	Ryanair Holdings PLC, ADR (a)	173,706
6,800	United Technologies Corp.	373,728

		2,215,131

Information Technology – 10.6%
10,000	Hewlett-Packard Co.	382,800
2,400	IBM Corp.	223,128
5,000	Mastercard, Inc., Class A	739,100
8,000	Microsoft Corp.	178,640
7,100	Redecard SA, GDR (b)	156,976
3,000	Visa, Inc., Class A	166,050

		1,846,694

Telecommunications – 7.8%
9,900	America Movil SAB de CV, ADR	306,306
450	Google, Inc., Class A (a)	161,712
5,000	Millicom International Cellular SA (a)	200,000
10,400	NII Holdings, Inc. (a)	267,904
20,000	SBA Communications Corp., Class A (a)	419,800

		1,355,722

Total Common Stock (Cost $21,436,120)		16,622,724

Short-Term Investment – 4.5%
Money Market Fund – 4.5%
781,235	Investors Cash Trust – Treasury Portfolio, 0.45% (Cost $781,235)	781,235

Total Investments – 99.7% (Cost $22,217,355)		$17,403,959
Other Assets & Liabilities, Net – 0.3%		55,019

NET ASSETS – 100.0%		$17,458,978

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $156,976 or 0.9% of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

*	Cost for Federal income tax purposes is $22,255,906 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$439,560
Gross Unrealized Depreciation	(5,291,507)

Net Unrealized Appreciation (Depreciation)	$(4,851,947)

See Notes to Financial Statements.

BROWN ADVISORY FLEXIBLE VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2008

PORTFOLIO HOLDINGS (Unaudited)

% of Total Investments

Consumer Discretionary	16.1%
Consumer Staples	5.8%
Energy	13.8%
Financials	21.5%
Health Care	7.2%
Industrials	12.7%
Information Technology	10.6%
Telecommunication Services	7.8%
Money Market Fund	4.5%

100.0%

See Notes to Financial Statements.

BROWN ADVISORY FLEXIBLE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS
Total investments, at value (Cost $22,217,355)	$17,403,959
Receivables:
Investment securities sold	2,101
Fund shares sold	100,000
Interest and dividends	10,690
Expense reimbursement from advisor	26,012
Prepaid expenses	16,255

Total Assets	17,559,017

LIABILITIES
Payables:
Due to custodian	41,557
Accrued Liabilities:
Accountant fees	2,056
Administrator fees	13,446
Compliance services fees	2,349
Custodian fees	2,114
Distribution fees	234
Transfer agent fees	329
Other expenses	37,954

Total Liabilities	100,039

NET ASSETS	$17,458,978

NET ASSETS REPRESENT
Paid-in capital	$25,966,207
Accumulated net realized gain (loss)	(3,693,833)
Unrealized appreciation (depreciation)	(4,813,396)

NET ASSETS	$17,458,978

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
A shares:
Net Assets	$1,079,766
Shares outstanding	175,845
Net asset value per share	$6.14
Maximum offering price per share	$6.45
Institutional shares:
Net Assets	$16,379,212
Shares outstanding	2,666,185
Net asset value per share	$6.14

See Notes to Financial Statements.

BROWN ADVISORY FLEXIBLE VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $3,154)	$248,549
Interest income	31,875

Total Investment Income	280,424

EXPENSES
Investment advisor fees	152,810
Administrator fees	232,389
Distribution fees
A Shares	2,853
Accountant fees	24,056
Transfer agent fees
A Shares	1,388
Institutional Shares	4,794
Professional fees	64,488
Custodian fees	7,138
Registration fees	25,611
Trustees’ fees and expenses	678
Reporting expenses	19,130
Compliance services fees	26,283
Offering costs	3,850
Miscellaneous expenses	245

Total Expenses	565,713
Fees waived and expenses reimbursed	(365,109)

Net Expenses	200,604

NET INVESTMENT INCOME (LOSS)	79,820

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(3,693,833)
Net change in unrealized appreciation (depreciation) on investments	(4,896,839)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(8,590,672)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,510,852)

See Notes to Financial Statements.

BROWN ADVISORY FLEXIBLE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment income (loss)	$79,820	$5,619
Net realized gain (loss) on investments	(3,693,833)	38,960
Net change in unrealized appreciation (depreciation) on investments	(4,896,839)	83,443

Increase (Decrease) in Net Assets from Operations	(8,510,852)	128,022

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
A shares	(53)	—
Institutional shares	(63,543)	(3,318)
Net realized gains:
A shares	(1,900)	—
Institutional shares	(37,071)	—

Total Distributions to Shareholders	(102,567)	(3,318)

CAPITAL SHARE TRANSACTIONS:
Sale of shares:
A shares	1,121,766	960,685
Institutional shares	12,575,508	12,880,944
Reinvestment of distributions:
A shares	1,707	—
Institutional shares	100,614	3,318
Redemption of shares:
A shares	(435,875)	(38)
Institutional shares	(1,239,926)	(21,010)

Increase (Decrease) from Capital Transactions	12,123,794	13,823,899

Increase (Decrease) in Net Assets	3,510,375	13,948,603
NET ASSETS:
Beginning of year	13,948,603	—

End of year (a)	$17,458,978	$13,948,603

SHARES ISSUED & REDEEMED
Sale of shares:
A shares	134,717	91,846
Institutional shares	1,559,355	1,253,619
Reinvestment of distributions:
A shares	180	—
Institutional shares	10,587	325
Redemption of shares:
A shares	(50,894)	(4)
Institutional shares	(155,682)	(2,019)

Increase (Decrease) in Shares	1,498,263	1,343,767

(a)Amount includes accumulated undistributed (distributions in excess of) net investment income	$—	$3,482

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

	Selected Data For A Single Share
					Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss) (b)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions to Shareholders	Net Asset Value End of Period
BROWN ADVISORY FLEXIBLE VALUE FUND
A Shares
Year Ended October 31, 2008	$10.36	0.02	(4.21)	(4.19)	—	(0.03)	(0.03)	$6.14
January 24, 2007 (e) through October 31, 2007	10.41	(0.02)	(0.03)	(0.05)	—	—	—	10.36
Institutional Shares
Year Ended October 31, 2008	10.38	0.04	(4.20)	(4.16)	(0.05)	(0.03)	(0.08)	6.14
November 30, 2006 (e) through October 31, 2007	10.00	0.01	0.38	0.39	(0.01)	—	(0.01)	10.38

(a)	Annualized for periods less than one year.
(b)	Calculated based on average share outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers.
(e)	Commencement of operations.
(f)	Total return excludes the effect of applicable sales load.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data
			Ratios to Average Net Assets (a)
Total Return (c)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses (d)	Portfolio Turnover Rate (c)

(40.55	)%(f)	$1,080	0.24%	1.35%	4.32%	27%

(0.48	)%(f)	951	(0.17)%	1.35%	12.67%	19%

(40.37)%		16,379	0.46%	1.10%	3.07%	27%

3.93%		12,997	0.12%	1.10%	5.06%	19%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Note 1.  Organization

The Brown Advisory Flexible Value Fund (formerly Flag Investors – Equity Opportunity Fund) (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of October 31, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: A Shares and Institutional Shares. A Shares commenced operations on January 24, 2007 and Institutional Shares commenced operations on November 30, 2006. The Fund seeks to achieve long-term growth of capital.

Effective October 1, 2008, the name of the Flag Investors – Equity Opportunity Fund was changed to the Brown Advisory Flexible Value Fund.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments, if applicable.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on November 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of October 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the two-year period ended October 31, 2008 remain subject to examination by the Internal Revenue Service.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Offering Costs – Offering costs for the Fund of $46,198, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund. Offering costs expensed for the year ended October 31, 2008 were $3,850.

New Accounting Pronouncements – In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. When adopted, the Officers of the Trust believe that there will be no material impact on the Fund’s financial statements other than enhanced disclosures.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is evaluating the application of the Standards to the Fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the Fund’s financial statements.

Note 3.  Advisory Fees and Other Transactions

Investment Advisor – As of November 13, 2008, Brown Investment Advisory, Incorporated (the “Advisor”), a wholly owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), is the investment advisor of the Fund. The Advisor does business under the name of Brown Advisory, Inc. Prior to November 13, 2008, Alex Brown Investment Management (“ABIM”) was the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.85% for the first $100 million, 0.75% of the next $400 million, and 0.65% of the remaining average daily net assets.

Distribution – Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for A shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A shares.

For the year ended October 31, 2008, the Distributor received $1,212 of the front-end sales charges assessed on the sale of A shares. For the year ended October 31, 2008, there were no contingent deferred sales charge assessed on redemptions of A shares.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Other Services Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period November 1, 2007 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period November 1, 2007 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

BIAT, the parent company of the Advisor, is the custodian (the “Custodian”) of the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of the Fund’s domestic and foreign assets. For its services, the Custodian receives a fee of 0.01% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1 billion and $2 billion; 0.0050% on Fund assets between $2 billion and $6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays the Custodian an annual maintenance fee of $3,600, plus certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

Note 4.  Expense Reimbursements and Fees Waived

During the year, ABIM contractually agreed to waive a portion of its fees and reimburse certain expenses through November 13, 2008 to limit total annual operating expenses to 1.35% for A Shares and 1.10% for Institutional Shares, of the average daily net assets of each respective class of the Fund. Effective November 13, 2008, the Advisor has voluntarily agreed to waive fees and reimburse expenses (excluding taxes, portfolio transactions expenses, Acquired Fund Fees and Expenses and extraordinary expenses) of the Fund through September 30, 2009 in order to keep total annual fund operating expenses for the A Shares from exceeding 1.35% and for the Institutional Shares from exceeding 1.10%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended October 31, 2008, fees waived and reimbursed were as follows:

Investment Advisor Waived	Investment Advisor Reimbursed	Other Waivers	Total Fees Waived and Reimbursed
$152,810	$130,400	$81,899	$365,109

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended October 31, 2008, were $15,978,126 and $4,400,484, respectively.

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$102,567	$3,318

As of October 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(3,629,053)
Unrealized Appreciation (Depreciation)	(4,851,947)

Total	$(8,481,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2008, the Fund has capital loss carryovers to offset future capital gains of $3,629,053, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2008. The following reclassification was the result of partnership adjustments and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(19,706)
Undistributed Net Realized Gain (Loss)	11
Paid-In-Capital	19,695

Note 7.  Other Information

On October 31, 2008, two shareholders held 27% of the Fund’s outstanding A Shares. On the aforementioned date, two shareholders held 44% of the Fund’s outstanding Institutional Shares. Two of these shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Brown Advisory Flexible Value Fund:

We have audited the accompanying statement of assets and liabilities of Brown Advisory Flexible Value Fund (formerly Flag Investors – Equity Opportunity Fund) (the “Fund”), a series of Forum Funds (the “Trust”), including the schedule of investments as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 30, 2006 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Flexible Value Fund as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from November 30, 2006 (commencement of operations) to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2008

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Investment Advisory Agreement Approval

On July 31, 2008 the respective owners of Alex Brown Investment Management (“ABIM”) and Brown Investment Advisory Incorporated (“Brown”) consummated a transaction (the “Transaction”) which resulted in ABIM becoming affiliated with Brown. As a result of the Transaction, the Fund became part of the Brown Advisory Funds. Prior to the Transaction, the Trust’s Board of Trustees (the “Board” or “Trustees”) terminated the Fund’s investment advisory agreement with ABIM (the “Original Agreement”) and approved an interim investment advisory agreement between the Fund and ABIM, which took effect following the Transaction (the “Interim Agreement”).

At the August 27, 2008 Board meeting, the Trustees including the Independent Trustees, considered the approval of a new investment advisory agreement for the Fund between Brown and the Trust (the “New Agreement”). The terms, including the advisory fee, of the New Agreement are identical in all material respects to those of the investment advisory agreement with respect to the Fund between the Trust and ABIM, but for the effective date and the identity of the investment advisor. In evaluating the New Agreement, the Board reviewed materials furnished by Brown, Atlantic and Citigroup Fund Services, LLC, including information regarding: (1) services to be provided to the Fund including the nature, extent and quality of such services and the investment performance of the Fund; (2) the compensation to be paid to Brown including the cost of advisory services to be provided and profits to be realized by Brown and its affiliates from the relationship with the Fund, including the expense limitation arrangements for the Fund; (3) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund’s investors; (4) other benefits received by Brown and its affiliates from their relationship with the Fund; (5) the continuation of services by most other Fund service providers, except for the Fund’s custodian, during the initial period after the Transaction; and (6) whether any burden on the Fund would result from the Transaction. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided to the Fund by ABIM under the Original and Interim Agreements, and to be provided by Brown under the New Agreement, the Board considered Brown’s representation that the portfolio management team at ABIM that has managed the Fund since 1993 will continue to manage the Fund on behalf of Brown. In addition, the Board considered Brown’s representation that it has adequate staffing levels to service the Fund and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as the Fund grows. The Board also considered that the Fund’s shareholders will have the benefit of exchangeability into any of the other Brown Advisory Funds, once the transition of the Fund to the Brown Advisory Funds family is complete. The Board further considered that, as part of the Brown Advisory Funds family, the Fund would benefit from Brown’s additional marketing resources, and from lower Fund expenses as certain shared expenses are spread over a larger asset base. In light of all the factors considered, the Board concluded that the approval of the New Agreement, and the transition of the Fund’s management from ABIM to Brown, would not interfere with the day-to-day management of the Fund, that Brown has the requisite back office support to help ensure continuation of Fund operations, and that the scope and quality of services to be provided to the Fund under the New Agreement would be at least equivalent to the scope and quality of services provided by ABIM under the Original and Interim Agreements.

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Performance

The Board considered the Fund’s performance history. The Board concluded that performance was not a significant factor regarding approval of the New Agreement due to the relatively short period that the Fund has been in operation.

Compensation and Economies of Scale

The Board considered Brown’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. Among other things, the Board considered Brown’s representation that the advisory fee rates to be paid by the Fund under the New Agreement will be the same as the advisory fee rates paid by the Fund under the Original and Interim Agreements. The Board also noted that the advisory fee rate in the New Agreement contains breakpoints, allowing the Fund to benefit from economies of scale as the Fund grows. In addition, the Board noted that ABIM had contractually agreed, from the Fund’s inception on November 30, 2006 through at least November 30, 2008, to waive its fees under the Original and Interim Agreements and to reimburse Fund expenses in order to keep the Fund’s total annual fund operating expenses to 1.35% and 1.10% for the Fund’s A Shares and Institutional Shares, respectively. The Board considered that Brown has indicated that it will voluntarily maintain such expense limitation arrangements in place for the Fund through at least September 30, 2009. Thus, the Board concluded that Fund expenses should not increase as a result of the Transaction or the New Agreement. The Board considered that the Fund’s proposed total expenses for its Institutional Shares, after waivers, were commensurate with the mean and median total expenses for its Lipper Inc. peer groups. The Board recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. In light of all factors considered, the Board concluded that Brown’s advisory fee, after waivers, was fair and reasonable.

Continuity of Service Providers

The Board considered that, until December 31, 2008, Atlantic would continue to serve as the Fund’s administrator, transfer agent, and fund accountant, and to provide compliance services to the Fund, under existing contracts and, thereafter, such services would be provided by Citi Fund Services and Foreside Compliance Services, who formerly provided such services to the Trust and have continuously provided such services to the Brown Advisory Funds. The Board also considered that the Fund’s distributor, Foreside, would remain the same. At Brown’s request, the Board approved, on July 23, 2008, a change in the Fund’s custodian from Citibank, N.A. to Brown Investment Advisory & Trust Company (“Brown Trust”), which is the custodian to most of the Brown Advisory Funds. The change of custodian was completed on August 29, 2008.

No Undue Burden on the Fund

The terms of the Original Agreement and New Agreement are identical in all material respects but for the effective date and the identity of the investment adviser, as noted above. The Board concluded that the approval of the New Agreement would not result in: (1) an increase in the Fund’s advisory fees or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or (3) costs to the Fund in connection with seeking shareholder approval of the New Agreement.

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Shareholder Proxy Vote

At a special meeting of shareholders, held on November 13, 2008, shares were voted as follows on the proposals presented to shareholders:

1. To approve the new Investment Advisory Agreement between the Trust and Brown Investment Advisory Incorporated with respect to the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors – Equity Opportunity Fund):

For	Against	Abstain
2,035,472	—	—

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 767-3524 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 767-3524 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes and redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
A Shares
Actual Return	$1,000.00	$716.45	$5.82	1.35%
Hypothetical Return	$1,000.00	$1,018.35	$6.85	1.35%
Institutional Shares
Actual Return	$1,000.00	$717.29	$4.75	1.10%
Hypothetical Return	$1,000.00	$1,019.61	$5.58	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 85.76% of its income dividend distributed as qualifying for the corporate dividends-received deduction and 89.65% for the qualified dividend rate (QDI) as defined in Section 1 (h)(11) of the Internal Revenue Code. The Fund also designates 46.55% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 767-3524.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short term Trader, Wellington Management, 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

ANNUAL REPORT

Brown Advisory Flexible Value Fund

FOR MORE INFORMATION

INVESTMENT ADVISOR

Brown Investment Advisory Incorporated

901 South Bond Street

Suite 400

Baltimore, MD 21231

www.brownadvisory.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(888) 767-3524 (toll free)

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

Brown Advisory Flexible Value Fund

P.O. Box 588

Portland, ME 04112

(888) 767-3524 (toll free)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

233-ANR-1008

FOUNTAINHEAD SPECIAL VALUE FUND

Annual Report

October 31, 2008

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

For fiscal year ended October 31, 2008, the Fountainhead Special Value Fund (the “Fund”) (KINGX) turned in a return of -42.45%, underperforming its benchmark index, the Russell 2500™ Index which returned -37.27% over the same time period. The entire equity market was very weak as evidenced by several other indices; the Russell Midcap Index returned -40.67%, the unweighted return of the S&P 500 Index was -44.84%, and the Value Line Index returned -46.53%. Weakness was not isolated to the U.S., as the MSCI EAFE Index had a return of -48.14% and the MSCI Emerging Market Index declined to a return of -57.35%. The Fund lagged its benchmark primarily at the end of 2007 before some portfolio restructuring began to show some progress. While performance on an absolute basis is disappointing, the Fund has gained ground against its peer group and the Russell 2500 Index over the last three months (the Fund returned -21.13% versus a return of -27.32% for the Russell 2500 Index). Since inception (12/31/96), the Fund continues to post competitive results, producing an annualized return of 4.39%. For the period ended 09/30/08, the most recent calendar quarter end, the Fund’s one-year, five-year, and since inception average annual returns were -30.61%, 2.01%, and 6.24%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 800-868-9535. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.43%. However the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.50% through February 28, 2009. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time. Shares held less than 180 days will be subject to a 1.00% redemption fee.

Performance for the twelve-month period was helped largely by select healthcare stocks, an energy company, and some recent purchases. The top healthcare performer for the Fund for the fiscal year was Barr Labs, a specialty pharmaceutical company, which was acquired by Teva Pharmaceutical Industries Ltd. for a significant premium during the summer of 2008. Shareholders benefited from a 42.5% rise in the stock price. The acquisition of Barr illustrates a theme which we expect to re-emerge in the future; large companies with strong balance sheets and healthy cash flow acquiring smaller companies, which are growing their earnings at a healthy pace. Other healthcare companies which performed relatively well for the Fund included Pharmerica, an institutional pharmacy company, whose stock rose 33.6%; Cephalon, Inc., a specialty pharmaceutical company, whose shares were flat for the year; and Genzyme Corporation, a biotech company, whose shares fell 1.5%. On the energy side, Petrohawk Energy Corporation appreciated 7.4% over the twelve-month period. Finally, two recent purchases performed relatively well from our purchase point through the end of the fiscal year. Research In Motion Ltd. (RIMM) has seen its shares decline over 60% this year. After the brutal sell-off in October, we purchased RIMM because we believed that shares had finally reached a level where risk/reward was very compelling. RIMM possesses a strong franchise yet has been trading at 10x 2009 earnings estimates, has no debt, and holds just over $2.0 billion in cash on its balance sheet. The stock has risen 6.8% since we purchased it, but over the long term, we believe that it could appreciate from these levels. Also, HCC Insurance Holdings, Inc. (HCC) was acquired in July. HCC is a well-managed property and casualty insurance company which could benefit from the void left in the insurance market due to the collapse of AIG. Since the purchase of HCC, the stock has risen 6.6%. Past performance is not indicative of future results.

The areas that hurt the Fund, in particular, were investments in the financial and energy industries. Our weighting in the financial area was reduced substantially by late spring of 2008. While some of these positions negatively impacted the Fund in the fiscal year, the decision to underweight the industry was beneficial to the Fund through the remainder of the year. At today’s valuations, we view many companies as having attractive risk/reward profiles over the long run, especially in the insurance arena. The Fund has

1

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

approximately 10% exposure to the energy sector. Commodities and energy have sold off significantly since peaking in early July, pressured by both hedge fund liquidations as well as by fears surrounding the global economic slowdown. We believe that both factors have been well discounted by the markets. While economies around the world have slowed and may remain depressed for several quarters, over the long term, the demand for energy remains. Many oil service companies are currently trading on Wall Street at valuations that are much lower than the cost to replicate the assets in the real world. As a result, we believe many stocks are trading at levels that are attractive.

As of October 31, 2008, the S&P 500 Index has returned -32.83% since January 1, 2008. The financial markets have been roiled; fear and panic is widespread. While it may seem that no stock has been resistant to the recent selling pressure, we believe we are well positioned to weather the storm for several reasons. First, we own companies that are not highly leveraged and the majority of which have produced strong cash flows. As a result, we expect them to survive the current credit crunch. Second, we have been very opportunistic in our approach. Since we are a smaller firm, we are more nimble at moving in and out of stocks. While we certainly are not traders, the unprecedented amount of volatility that we have witnessed has presented interesting opportunities not often seen, and we have been able to capitalize on these moves. We have found several high quality companies that are trading at historically low valuations. We believe our clients may benefit from these investments over the next 18 to 24 months. Finally, we have a proven investment approach which has weathered many market environments and has produced solid results for over 27 years. There can be no guarantee of success with any technique, strategy, or investment. All investing involves risk, including the loss of principal.

There are about 8,000 hedge funds around the world that once had approximately $1.72 trillion under management. A number of industry observers have recently predicted that anywhere from 30% to 50% of these funds will cease to exist. Clearly, the hedge fund model will be under pressure. The excesses fostering the asset bubbles that have brought many banks to their knees have also placed hedge funds at the center of the storm sweeping through financial markets. Their urgency to liquidate assets—both bonds and stocks—has placed significant pressure on asset prices across the board. From a historical perspective, recent market activity has rivaled that of some of the worst market panics in recorded history. The liquidation of assets in the rush to deleverage and raise cash has resulted in the pricing of equity securities at valuation levels that have usually marked the end of major declines. Markets continue to be volatile, but we believe the equation could shift the balance in favor of reward over risk.

Without question, the months of September and October have been marked by historic levels of stress in the markets and certainly among investors as well. In periods of panic, fear trumps judgment and valuation. During the four-week period between the middle of September through the middle of October, the S&P 500 fell by more than 3.5% eight times, and by more than 7% three times. It was also up by more than 4% five times and had one 11% increase. Only three times in peacetime—mid-1932 (the market trough of the Great Depression), October 1929 (the historic crash which marked the end of the Roaring Twenties), and October 1987 (sparked by the blowup of portfolio “insurance”)—have equity market returns been so large and volatile in both directions. We have been living through a historic panic that will be more than a footnote in history books.

A bevy of statistics could be marshaled to show how extremely undervalued securities are based on current price levels, whether measured in terms of price-to-earnings (P/E) ratios (even on lowered expectations); price-to-cash flow, balance sheet strength for many corporations; or yields, the stock prices of a large universe of companies are plumbing new lows. One of the more interesting statistics shows that the yield on the S&P 500 Index is currently 3.0%, a level well above typical market lows of approximately 2.8%. Also, the price-to-book valuation level is now under 2.0 times, a level not seen in 20 years. Another interesting set

2

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

of financial yardsticks is published weekly by Value Line, in which they measure the median P/E ratio, yield, and anticipated three- to five-year price appreciation for the 1,700 stocks in their main research universe. To put these figures into perspective, if you look at the Value Line Appreciation Potential, based on October 24, 2008 prices, the average stock was being valued at levels that have been reached on only two other occasions in the last several decades—1974 and 1982, both of which proved to be the best buying points of the last four decades.

We can be sure of at least two things in this world, death and taxes. We cannot be sure about what the future is for bond and stock prices in the near to intermediate term, except to say that they will fluctuate. Ex-hedge fund manager and flamboyant CNBC market commentator, Jim Cramer, has urged investors to “Sell, sell, sell.” Perhaps he will be correct. Doubtless, he will repeatedly qualify his remarks. On the other hand, a more balanced individual, Warren Buffett, recently offered another view in an oft-quoted op-ed piece in The New York Times.

Be fearful when others are greedy, and be greedy when others are fearful. And most certainly, fear is now widespread, gripping even seasoned investors. To be sure, investors are right to be wary of highly leveraged entities or businesses in weak competitive positions. But fears regarding the long-term prosperity of the nation’s many sound companies make no sense. These businesses will indeed suffer earnings hiccups, as they always have. But most major companies will be setting new profit records 5, 10, and 20 years from now.

With that said, there are signs that the battle between the forced selling of the hedge funds and the smart buying of the value-conscious investor could start to balance out and turn to the positive side of the ledger. It is always interesting to read about history, but it is not always pleasant to live through certain historical periods. We believe living through the next few years will be more enjoyable than the recent past, which historians may label the Great Unwind of the Financial Markets.

We appreciate your support and loyalty and always welcome any questions.

Sincerely,

Roger E. King, CFA	Leah R. Bennett, CFA
Chairman and President	Managing Director
King Investment Advisors, Inc.	King Investment Advisors, Inc.

The views in this report were those of the Fund managers as of October 31, 2008, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The MSCI Emerging Market Index is an index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. The MSCI EAFE Index is an unmanaged

3

FOUNTAINHEAD SPECIAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2008

index composed of more than 1,000 equities from Europe, Asia and the Far East, and is used to measure the performance of international stock funds. The Value Line Index is an equal-weighted stock index containing 1,700 companies from the NYSE, American Stock Exchange, Nasdaq and over-the-counter market. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Price/Earnings ratio (p/e) is the value of a company’s stock price relative to company earnings. Price to cash flow is the ratio of a stock’s latest closing price divided by cash flow per share for the past 12 months. Price to book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities.

The Fund’s investments in small- and medium-sized companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Fund’s portfolio may be overweight in an industry sector in which any negative development affecting that sector will have a greater impact on the Fund’s performance.

4

FOUNTAINHEAD SPECIAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

OCTOBER 31, 2008

	Average Annual Total Return

	One Year	Five Year	Ten Year
Fountainhead Special Value Fund	(42.45)%	(3.03)%	2.70%
Russell 2500 Index	(37.27)%	1.44%	5.86%

The above chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund (the “Fund”), compared with broad-based securities market indices, since the Fund’s inception. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s annual operating expense ratio (gross) for the previous fiscal year was 2.27%. However, the Fund’s adviser has contractually agreed to waive a portion to its fees and/or reimburse certain expense through February 28, 2009, to limit Total Annual Fund Operating Expenses to 1.50%. During the period certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. AmeriPrime series was managed by the Adviser. The Fund’s performance for the periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime were equal to or less than the net expenses of the Fund.

5

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2008

Shares	Security Description	Value
Common Stock - 95.2%
Drugs/Pharmaceutical Preparations - 24.2%
8,800	Cephalon, Inc. (a)	$631,136
13,500	Endo Pharmaceuticals Holdings Inc. (a)	249,750
10,000	Genzyme Corporation (a)	728,800
30,000	Mylan Inc. (a)	257,100

		1,866,786

Energy - 9.6%
2,000	Anadarko Petroleum Corporation	70,600
12,000	Halliburton Company	237,480
6,300	Marathon Oil Corporation	183,330
4,000	National Oilwell Varco, Inc. (a)	119,560
4,000	Swift Energy Company (a)	128,320

		739,290

Health Care Services - 5.3%
8,000	Pharmaceutical Product Development, Inc.	247,840
18,500	Virtual Radiologic Corporation (a)	160,950

		408,790

Insurance Carriers - 28.5%
46,300	CastlePoint Holdings, Ltd. (b)	417,626
25,000	CastlePoint Holdings, Ltd.	225,500
26,300	First Mercury Financial Corporation (a)	283,777
20,000	Genworth Financial, Inc.	96,800
12,000	HCC Insurance Holdings, Inc.	264,720
25,000	MBIA Inc.	245,750
31,900	Tower Group, Inc.	670,857

		2,205,030

Media - 3.4%
25,000	News Corporation, Class A	266,000

Medical Products - 9.6%
22,900	Hologic, Inc. (a)	280,296
20,000	Wright Medical Group, Inc. (a)	463,600

		743,896

Shares	Security Description	Value

Retail - 3.1%
11,500	Coach, Inc. (a)	$236,900

Technology - 8.5%
62,000	BancTec, Inc. (a)(c)	220,100
12,400	Fidelity National Information Services, Inc.	187,116
5,000	Research In Motion Limited (a)	252,150

		659,366

Telecommunications - 3.0%
15,500	Nokia Corporation OYJ, ADR	235,290

Total Common Stock (Cost $9,143,383)		7,361,348

Total Investments in Securities - 95.2% (Cost $9,143,383)*		$7,361,348
Other Assets & Liabilities, Net - 4.8%		366,698

NET ASSETS - 100.0%		$7,728,046

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $417,626 or 5.4% of net assets.

Security	Acquisition Date	Acquisition Cost
CastlePoint Holdings, Ltd.	03/26/07	$463,000

(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $220,100 or 2.8% of net assets.

See Notes to Financial Statements.

6

FOUNTAINHEAD SPECIAL VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2008

*	Cost for Federal income tax purposes is $9,143,383 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$360,085
Gross Unrealized Depreciation	(2,142,120)

Net Unrealized Appreciation (Depreciation)	$(1,782,035)

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments

Drugs/Pharmaceutical Preparations	25.4%
Energy	10.0%
Health Care Services	5.6%
Insurance Carriers	29.9%
Media	3.6%
Medical Products	10.1%
Retail	3.2%
Technology	9.0%
Telecommunications	3.2%

100.0%

See Notes to Financial Statements.

7

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS
Total investments, at value (Cost $9,143,383)	$7,361,348
Cash	535,736

Receivables:
Portfolio securities sold	289,101
Fund shares sold	47
Dividends and interest	181
From investment adviser	75,880
Prepaid expenses	8,392

Total Assets	8,270,685

LIABILITIES
Payables:
Portfolio securities purchased	493,402
Accrued liabilities:
Administrator fees	11,365
Compliance services fees	2,351
Transfer agency fees	588
Other expenses	34,933

Total Liabilities	542,639

NET ASSETS	$7,728,046

COMPONENTS OF NET ASSETS
Paid-in capital	$11,693,511
Accumulated net realized gain (loss) on investments	(2,183,430)
Unrealized appreciation (depreciation) on investments	(1,782,035)

NET ASSETS	$7,728,046

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $7,728,046 and 607,098 shares outstanding (unlimited shares authorized)	$12.73

See Notes to Financial Statements.

8

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME
Dividend income	$64,933
Interest income	7,026

Total Investment Income	71,959

EXPENSES
Investment adviser fees	104,476
Administrator fees	134,922
Transfer agency fees	4,898
Custodian fees	13,279
Professional fees	49,375
Trustees’ fees and expenses	503
Compliance services fees	28,616
Registration fees	15,510
Miscellaneous expenses	16,871

Total Expenses	368,450
Fees waived	(194,319)

Net Expenses	174,131

NET INVESTMENT INCOME (LOSS)	(102,172)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,183,430)
Net change in unrealized appreciation (depreciation) on investments	(3,920,439)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,103,869)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(6,206,041)

See Notes to Financial Statements.

9

FOUNTAINHEAD SPECIAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2008	Year Ended October 31, 2007
OPERATIONS
Net investment income (loss)	$(102,172)	$(163,987)
Net realized gain (loss) on investments	(2,183,430)	454,579
Net change in unrealized appreciation (depreciation) on investments	(3,920,439)	(103,558)

Increase (Decrease) in Net Assets from Operations	(6,206,041)	187,034

DISTRIBUTIONS TO SHAREHOLDERS FROM
From net realized gains	(298,880)	–

CAPITAL SHARE TRANSACTIONS
Sale of shares	494,625	2,898,213
Reinvestment of distributions	277,355	–
Redemption of shares	(3,020,708)	(3,532,222)
Redemption fees	76	333

Increase (Decrease) from Capital Transactions	(2,248,652)	(633,676)

Increase (Decrease) in Net Assets	(8,753,573)	(446,642)

NET ASSETS
Beginning of year	16,481,619	16,928,261

End of year (a)	$7,728,046	$16,481,619

SHARE TRANSACTIONS
Sale of shares	28,652	122,888
Reinvestment of distributions	13,683	–
Redemption of shares	(165,448)	(150,027)

Increase (Decrease) in Shares	(123,113)	(27,139)

(a) Accumulated undistributed (distributions in excess of) net investment income	$–	$(22,370)

See Notes to Financial Statements.

10

FOUNTAINHEAD SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Year Ended October 31,
	2008		2007		2006		2005	2004
NET ASSET VALUE, Beginning of Period	$22.57		$22.35		$19.71		$17.52	$15.17

INVESTMENT OPERATIONS
Net investment income (loss)	(0.16	)(a)	(0.21	)(a)	(0.18	)(a)	0.03 (a)	(0.13)
Net realized and unrealized gain (loss) on investments	(9.27)		0.43		2.85		2.15	2.47

Total from Investment Operations	(9.43)		0.22		2.67		2.18	2.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		–		(0.03)		–	–
Net realized gain on investments	(0.41)		–		–		–	–

Total Distributions to Shareholders	(0.41)		–		(0.03)		–	–

Redemption Fee (a)	–	(b)	–	(b)	–	(b)	0.01	0.01

NET ASSET VALUE, End of Period	$12.73		$22.57		$22.35		$19.71	$17.52

TOTAL RETURN	(42.45)%		0.98%		13.54%		12.50%	15.49%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$7,728		$16,482		$16,928		$16,645	$16,121

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.50%		1.50%	1.50%
Gross expenses (c)	3.18%		2.27%		2.25%		2.19%	1.91%
Net investment income (loss)	(0.88)%		(0.92)%		(0.83)%		0.13%	(0.56)%

PORTFOLIO TURNOVER RATE	139%		133%		95%		95%	133%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

11

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Note 1.  Organization

The Fountainhead Special Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of October 31, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation - Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

12

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Restricted Securities - The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

Distributions to Shareholders - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FAS 109 (“FIN 48”) on November 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of October 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended October 31, 2008, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation - The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees - A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements - In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. When adopted, the Officers of the Trust believe that there will be no material impact on the Fund’s financial statements other than enhanced disclosures.

13

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is evaluating the application of the Standards to the Fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the Fund’s financial statements.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser - King Investment Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund’s average daily net assets.

Distribution - Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Distributor receives no compensation from the Fund for its distribution services.

Other Service Providers - As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period November 1, 2007, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period November 1, 2007, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4.  Expense Reimbursements and Fees Waived

During the year, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2009, to limit annual operating expenses to 1.50%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements

14

FOUNTAINHEAD SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

may be reduced or eliminated at any time. For the year ended October 31, 2008, fees waived and reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Other Waivers	Total Fees Waived
$104,476	$75,880	$13,963	$194,319

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $15,959,782 and $18,644,047 respectively, for the year ended October 31, 2008.

Note 6.   Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Long-Term Capital Gain	$298,880	–

As of October 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(2,183,430)
Unrealized Appreciation (Depreciation)	(1,782,035)

Total	$(3,965,465)

As of October 31, 2008, the Fund has capital loss carryovers to offset future capital gains of $2,183,430, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2008. The following reclassification was the reclassification of certain dividends from capital to net investment income and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$124,542
Undistributed Net Realized Gain (Loss)	4
Paid-in-Capital	(124,546)

Note 7.  Other Information

On October 31, 2008, one shareholder held approximately 19% of the outstanding shares of the Fund.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of

Fountainhead Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Fountainhead Special Value Fund (the “Fund”), a series of Forum Funds (the “Trust”), including the schedule of investments as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountainhead Special Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2008

16

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008, through October 31, 2008.

Actual Expenses - The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

17

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$751.03	$6.60	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

18

FOUNTAINHEAD SPECIAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

OCTOBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988- March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003- July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management, 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

19

King Investment Advisors, Inc. c/o Atlantic Fund Administration, LLC P.O. Box 588 Portland, ME 04112 (800) 868-9535

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588 Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

222-ANR-1008

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f)	(1) A copy of the Code of Ethics is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,500 in 2007 and $42,900 in 2008.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2007 and $8,600 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $2,000 in 2007 and $2,000 in 2008. These services consisted of an additional consent letter for each year.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $6,000 in 2007 and $8,600 in 2008. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	12/31/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	12/31/08

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	12/31/08